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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 3, 2006

                                                                                eSpeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                                     110 East 59th Street, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code             (212) 938-5000

                                                                             N/A                                                                                            &nb p;
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 15, 2006, eSpeed, Inc. (the ‘‘Registrant’’) and Paul Saltzman, its Chief Operating Officer, entered into an amendment to the Employment Agreement dated April 29, 2004 between the Registrant and Mr. Saltzman. Pursuant to the amendment, Mr. Saltzman will receive, starting March 15th, 2006, and for the term of the Agreement, semi-monthly payments reflecting an annual base salary of $800,000 and will receive a 2006 year end bonus of $200,000 provided he is still employed by the Registrant at such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

eSpeed, Inc.
Date: April 5, 2006	By:	/s/ Howard W. Lutnick Name: Howard W. Lutnick Title: Chairman and Chief Executive Officer